Income Taxes	12 Months Ended
Dec. 31, 2020
Income Taxes
Income Taxes

NOTE 9 – Income Taxes

Tax rates:

The Company is incorporated in England. The effective corporate tax rate applying to a company that is incorporated in England on December 31, 2020 is 19%, which is consistent with the rate from December 31, 2019 and 2018.

Tax assessment:

The periods open to inquiry by the United Kingdom (“UK”) tax authorities are 2020, 2019 and 2018. The Company has not been issued final tax assessments since its establishment in Switzerland.

Deferred taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Management currently believes that since the Company has a history of losses, it is more likely than not that the deferred tax assets relating to the loss carryforwards and other temporary differences will not be realized in the foreseeable future. Therefore, the Company provided a full valuation allowance to reduce the deferred tax assets.

The main reconciling item between the statutory tax rate of the Company and the effective tax rate is the recognition of valuation allowances in respect of deferred taxes relating to accumulated net operating losses carried forward due to the uncertainty of the realization of such deferred taxes.

At December 31, 2020 and 2019, there were no known uncertain tax positions. The Company has not identified any tax positions for which it is reasonably possible that a significant change will occur during the next 12 months.

The components of income/(loss) before income taxes are as follows:

		As Restated	As Restated
	December 31,	December 31,	December 31,
	2020	2019	2018
Domestic (UK)	$(17,394,075)	$(16,870,699)	$(20,633,055)
Foreign	312,458	24,496	133,596
Loss before income tax	$(17,081,617)	$(16,846,203)	$(20,499,459)

Income taxes relating to the Company’s operations are as follows:

		As Restated	As Restated
	December 31,	December 31,	December 31,
	2020	2019	2018
Current income taxes
Domestic (UK)	—	—	—
U.S.	—
Foreign	—	—	—

Deferred income taxes	—	—	—
Domestic (UK)	—	—	—
Foreign	—	—	—
Income tax expense/recovery	—

Income taxes at the UK statutory rate compared to the Company’s income tax expenses as reported are as follows:

		As Restated	As Restated
	December 31,	December 31,	December 31,
	2020	2019	2018
Net loss before income tax	$(17,081,617)	$(16,846,203)	$(20,499,459)
Statutory rate	19.00%	19.00%	19.00%
Expected income tax recovery	(3,245,507)	(3,200,779)	(3,894,897)
Impact on income tax expense/recovery from
Change in valuation allowance	4,287,778	3,150,021	(1,322,117)
Permanent differences	81	161,543	—
U.S. state taxes (net of FBOS)	(655,877)	(370,870)	—
Tax rate difference in foreign jurisdictions	(136,343)	(1,960)	2,686,296
Change of tax rate due to U.S. tax reform	—	—	—
Change of tax rate from prior year	—	(63,133)	1,602,112
Deferred tax adjustments	(250,132)	325,178	928,606
Income tax expense	—	—	—

The Company’s deferred tax assets and liabilities consist of the following:

		As Restated
	December 31,	December 31,
	2020	2019
Deferred tax assets
Stock-based compensation	1,295,841	1,240,284
PP&E and other accrued liabilities	244,638	120,046
Intangibles	1,763,151	1,937,082
Warrant revaluation	—	192,825
Tax loss carry forward	22,913,429	18,439,041
Valuation allowance	(26,217,059)	(21,929,278)
Deferred tax assets/liabilities	—	—

The Company has reviewed its tax positions for its past domestic and foreign tax filings and has not identified any uncertain income tax positions. The Company’s position is to record penalties and interest on any uncertain tax position, if any, and record such items to general and administrative expense.

At December 31, 2020, the Company had approximately $84.7 million of UK operating loss carryforwards to reduce future UK taxable income. These carryforwards do not expire. At December 31, 2020, the Company had approximately $26.4 million of foreign operating loss carryforwards in the US and Switzerland. Carryforwards in the US totaling approximately $1.1 million expire in 2033, $1.3 million expire in 2037, $3.6 million expire in 2038 and $12.7 million do not expire. The carryforwards in Switzerland totaling approximately $1.5 million expire beginning in 2021. In general, an ownership change, as defined by Section 382 of the Internal Revenue Code, results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50% over a three-year period. The Company has not conducted a study to assess whether a change of control has occurred or whether there have been multiple changes of control since inception due to their history of losses. If the Company has experienced a change of control, as defined by Section 382, at any time since inception, utilization of the net operating loss carryforwards would be subject to an annual limitation under Section 382. Any limitation may result in expiration of a portion of the net operating loss carryforwards before utilization. Further, until a study is completed and any limitation is known, no adjustments have been reflected in the deferred tax asset for net operating loss carryforwards.

Research and development credits:

The Company carries out extensive research and development activities and may benefit from the UK research and development tax relief regime, whereby the Company can receive an enhanced UK tax deduction on its research and development activities. Qualifying expenditures comprise of chemistry and manufacturing consumables, employment costs for research staff, clinical trials management, and other subcontracted research expenditures. Where the Company is loss making for the period it can elect to surrender taxable losses for a refundable tax credit. The losses available to surrender are equal to the lower of the sum of the research and development qualifying expenditure and enhanced tax deduction and the Company’s taxable losses for the period with the tax credit for December 31, 2020 available at a rate of 14.5%. The credit therefore gives a cash flow advantage to Company at a lower rate than would be available if the enhanced losses were carried forward and relieved against future taxable profits.

The Company accounts for research and development tax credits at the time its realization becomes probable (Note 2). Due to the uncertainty of the approval of these tax credit claims and the potential that an election for a tax credit in the form of cash is not made, the Company did not record a receivable for the 2020 tax year at December 31, 2020.